UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 7, 2004


                             AEGIS ASSESSMENTS, INC.
                             -----------------------
        (Exact name of small business issuer as specified in its charter)

Commission file number

Delaware                                                              72-1525702
--------                                                              ----------
(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


              7975 N. Hayden Road, Suite D363, Scottsdale, AZ 85258
              -----------------------------------------------------
                    (Address of principal executive offices)

                                  480.778.9140
                                  ------------
                           (Issuer's telephone number)

ITEM  9.    Regulation FD Disclosure

Reference is made to the Registrant's press release dated June 14, 2004, which is attached hereto as Exhibit 99.1. That press release announced that the Company participated in the recent Weapons of Mass Destruction Civil Support Team, or "WMD-CST," exercises hosted by the Kauai Civil Defense Agency in Lihue, Kauai from June 7 through June 9, 2004. The exercises simulated various Weapons of Mass Destruction, or "WMD," scenarios, including explosions and chemical and biological attacks resulting in mass casualties. The company was invited to demonstrate its SafetyNet(TM) Radio Bridge(TM) at the exercises by the Kauai Civil Defense Agency. The SafetyNet(TM) Radio Bridge(TM) interconnects incompatible radios and bridges them beyond their normal capabilities to provide radio interoperability at an emergency site in a matter of minutes.


Index to Exhibits
-----------------

99.1     Press release dated June 14, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 22, 2004

Aegis Assessments, Inc.

/s/ Richard Reincke
-------------------
Richard Reincke
Secretary and Chief Operating Officer